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                                  EXHIBIT 99.2
                      Consulting Agreement By and Between
        Chadwick Partners, LLC and Compost America Holding Company, Inc.
                            effective June 29, 2000

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                         COMPOST AMERICA HOLDING COMPANY


                                  June 29, 2000


Chadwick Partners, LLC
764 Easton Avenue  Suite 8
Somerset, New Jersey  08873

                              Consulting Agreement
                              --------------------

Dear Mr. Daggett:

                  This is to confirm that Compost America Holding Company, Inc. (the "Company") desires to engage in a consulting relationship with Chadwick Partners, LLC (the "Contractor") to provide the exclusive services of Christopher J. Daggett (the "Consultant"). The following sets forth the agreement among the Company, the Consultant and the Contractor regarding the terms of this consulting arrangement with the Company (the "Agreement").

                  1. Term. The term of the consulting arrangement with the Company pursuant to this Agreement will commence on the date hereof (the "Effective Date") and will end on the third anniversary thereof unless terminated earlier in accordance with the provisions of Section 5 below (the "Consulting Period"). The Consulting Period will be automatically renewed for additional 30 day periods unless either party elects not to renew the Agreement by giving written notice to the other party of such intention not to renew.

                  2. Responsibilities. (a) During the Consulting Period, the Contractor will provide the consulting services of the Consultant and the Consultant will devote a majority of his attention and time during normal business hours performing such consulting services as the Board of Directors of the Company (the "Board") reasonably requests regarding the implementation of the "Business Plan" submitted by the Consultant and approved by the Board on March 6, 2000, including, but not limited to, the development of the proposed facilities for the Newark Recycling & Composting Company, the Miami Recycling & Compost Company and American Marine Rail, LLC and, from time to time certain general managerial and administrative responsibilities.

                   (b) During the Consulting Period, the Consultant will be a member of the "Office of the President" of the Company or such other executive committee that may replace the Office of President at any future date.

                  (c) During the Consulting Period, the Consultant will attend all meetings of the Board and at each such meeting will present a report to the Board of his activities, concerns and any other matters that the Consultant deems may be of interest to the Board, or that the Board may request.

                  (d) The Contractor will not be obligated to provide the services of the Consultant for such period or periods of time during the year as the Company may approve, which will constitute vacation for the Consultant; provided, that such period or periods will not exceed four weeks per year.

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                  3. Consulting Fee and Stock Options. (a) During the Consulting
Period, as payment for the services rendered to the Company by the Consultant, the Company will pay the Contractor a fee (the "Fee") of $20,000 per month payable in advance on the first day of each month in immediately available funds.

                  (b) On the Effective Date the Contractor will be granted stock options (the "Commitment Options") to purchase 1,200,000 shares of Company common stock, no par value (the "Common Stock") and during the Consulting Period upon the attainment of certain levels of per share Market Price for the Company Common Stock as more fully defined and described in the Option Agreement (defined below), the Contractor will be granted stock options to purchase up to an aggregate of 2,000,000 shares of Common Stock ( the "Retention Options" and collectively with the Commitment Options, the "Options"). Such Options shall be subject to the terms and conditions of a separate stock option agreement (the "Option Agreement") attached hereto as Exhibit A.

                  4. Expenses. The Company will reimburse the Contractor for the reasonable expenses incurred by the Consultant in connection with the performance of the consulting obligations to the Company hereunder, in accordance with the normal practice of the Company and upon compliance with the Company's generally applicable reimbursement practice.

                  5. Termination of Consulting Period.

                  (a) General. Subject to the provisions of this Agreement, the Contractor and the Company will have the right to terminate the Consulting Period, for any reason or for no stated reason. For purposes of this Agreement the "Date of Termination" will mean the date on which the Consulting Period is terminated either by the Contractor, the Consultant, the Company or by mutual agreement of the parties.

                  (b) Termination by the Company With Cause. The Consulting Period may be terminated at any time by the Company for Cause (as defined below). Upon such termination, (i) the Company will have no obligation under this Agreement other than the payment to the Contractor of any accrued but unpaid Fee and any unreimbursed expenses and (ii) all Retention Options whether or not vested and exercisable will terminate as of the Date of Termination. For purposes of this Agreement the term "Cause" will mean any of the following:

                           1. A willful failure of the Consultant to perform his duties under this Agreement, which failure has not been cured (to the extent susceptible to cure) within 30 days following written notice from the Board detailing such failure;

                           2. Any willful misconduct by the Consultant relating, directly or indirectly, to the Company, which breach has not been cured (to the extent susceptible to cure) within 30 days following written notice from the Board detailing such breach;

                           3. Any material breach by the Consultant of this Agreement, including, without limitation, Section 6 hereof, which breach has not been cured (to the extent susceptible to cure) within 30 days following written notice from the Board detailing such breach; or

                                       2

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                           4. The Consultant's commission of a common law fraud
         or conviction of a felony.

                  (c) Termination Without Cause. The Consulting Period may be terminated at any time by the Company without Cause. In the event of the termination of the Consulting Period by the Company without Cause, the Company will pay the Contractor a lump sum cash payment within thirty days following the Date of Termination in an amount equal to (i) any accrued but unpaid Fee and any unreimbursed expenses incurred through the Date of Termination and (ii) a settlement fee of $120,000, provided the Contractor and the Consultant execute a release in favor of the Company in a form satisfactory to the Company. Such release shall release the Company and its officers and directors from all claims arising under applicable federal, state or local law (including claims arising out of the Age Discrimination in Employment Act of 1967) arising out of your consulting relationship with the Company, the terms of this Agreement, the termination of your services as consultant, and such other matters as the parties shall mutually agree. All Options granted pursuant to the Option Agreement that were vested as of the Date of Termination will remain exercisable for a period of three years.

                  (d) Termination by the Contractor or the Consultant. In the event of the termination of the Consulting Period by the Contractor or the Consultant, the Company will have no obligation under this Agreement other than the payment to the Contractor of any accrued but unpaid Fee and any unreimbursed expenses. All Options granted pursuant to the Option Agreement that were vested as of the Date of Termination will remain exercisable for a period of 180 days.

                  6. Protective and Restrictive Covenants. In addition to the following protective and restrictive covenants, the Contractor and the Consultant acknowledge that the Company is bound to the Covenant Not To Compete Agreement between Synagro Technologies, Inc. and the Company dated June 14, 2000 and during the Consulting Period both the Contractor and the Consultant will honor the terms of such agreement.

                  (a) Restrictions on Competitive Engagements. Beginning on the Effective Date and continuing until the first anniversary of the Date of Termination, neither the Contractor nor the Consultant will, directly or indirectly, as a sole proprietor, member of a partnership, stockholder or investor (other than a stockholder or investor owning not more than a 1% interest of a publicly traded company), officer or director of a corporation, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity, other than the Company or any parent, subsidiary or affiliate of the Company (together, the "Company Group"), in the areas of Dade County and Broward County in the State of Florida and the areas of Essex, Bergen, Morris, Hudson, Union and Passaic counties in the State of New Jersey and Nassau County and Westchester County and the counties encompassing the boroughs of Manhattan, Queens, Brooklyn, Bronx and Staten Island in the State of New York, render any service to or in any way be affiliated with a competitor (or any person or entity that is reasonably anticipated to become a competitor) of the Company Group.

                                       3

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                  (b) Non-Solicitation. Beginning on the Effective Date and
continuing until the second anniversary of the Date of Termination, neither Contractor nor the Consultant will, directly or indirectly, without the prior written consent of the Company:

                  (i) solicit business from, entice away from, accept orders involving or otherwise interfere with the relationships of the Company Group with any client, or any person or entity which was reasonably anticipated or indentified by the Company to become a client (including any person or entity who, during the most recent twelve months, was a client of any member of the Company Group); or

                  (ii) solicit the services of any individual who is employed by any member of the Company Group (or who was employed by any member of the Company Group during the then most recent twelve-month period) or who is retained by any member of the Company Group as an independent contractor or consultant (or who was retained by any member of the Company Group in such capacity in the most recent twelve-month period), or take any action that results, or might reasonably result, in any employee, independent contractor or consultant ceasing to perform services for any member of the Company Group.

                  (c) Non-Disclosure. Neither the Contractor nor the Consultant will at any time during the Consulting Period or for a period of five years thereafter, directly or indirectly, other than in the performance of the duties described in this Agreement on behalf of the Company or with the prior written consent of the Company:

                  (i) disclose any confidential or other proprietary information pertaining to the client accounts of the Company Group, including, but not limited to, contracts, client lists, systems, procedures, manuals, confidential reports and financial information concerning the Company Group's services, products or businesses; or

                  (ii) use any confidential or other proprietary information pertaining to the clients of any member of the Company Group (including, but not limited to, client lists, client contacts, client profiles and statistical or demographic analysis of any member of the Company Group's clients) in order to contact, solicit, accept or refer business from, or otherwise do business or deal with, any client of any member of the Company Group (including any person or entity who, during the most recent twelve months, was a client of any member of the Company Group) in connection with the provision of any product or service similar to any provided by the Company Group.

                   (d) Return of Company Property. Upon the termination of the Consulting Period, the Contractor and the Consultant will immediately destroy personal material; return all Company property and material in the Contractor's possession or the Consultant's possession that belongs or relates to the Company (the "Company Property") unless the Company expressly agrees in writing that the Contractor or the Consultant may retain possession of any such property or material. Company Property will include all originals and copies of files, writings, reports, memoranda, diaries, notebooks, notes of meetings or presentations, data, computer software and hardware, diskettes, drawings charts, photographs, slides, patents, or an other form of record which contains information created or produced for or at the direction of any member of the Company Group, or any employee or agent thereof. All Company Property will be returned undamaged and intact.

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                  (e) Application of Covenants. The activities described in this
Section 6 (a), (b) and (c) will be prohibited regardless of whether undertaken by the Contractor or the Consultant in an individual or representative capacity, and regardless of whether performed for the Contractor's or the Consultant's own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company).

                  (f) Injunctive Relief. Without limiting the remedies available to the Company, the Contractor and the Consultant acknowledge that a breach of any of the covenants contained in this Section 6 may result in material irreparable injury to the Company for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company will be entitled to obtain a temporary restraining order or a preliminary or permanent injunction restraining the Contractor and/or the Consultant from engaging in activities prohibited by this Section 6 or such other relief as may be required to specifically enforce any of the covenants in this Section 6.

                  (g) Violation and Remedy. If the Company reasonably, after due consideration, determines that the Contractor or the Consultant have breached any of the provisions of clause (a), (b), (c) or (d) of this Section 6, in addition to any other remedies available to the Company in law or equity, the Company will be entitled (i) to immediately suspend as of the date of such breach any payments or benefits under this Agreement and (ii) to declare forfeited the Retention Options granted by the Company to the Contractor, whether or not such Retention Options have vested or been exercised. The parties further agree that upon forfeiture, the Company is entitled to recover, and the Contractor will disgorge to the Company, any profits or proceeds acquired from the Retention Option within the twelve months preceding such forfeiture. The forfeiture and disgorgement provisions will survive the termination of any such agreement and thereafter expire concurrently with the expiration date of the covenants in this Section 6. Prior to the suspension of payment or benefits or the forfeiture of Retention Options, the Company agrees to provide both the Contractor and the Consultant with written notice of the breach and a reasonable explanation therefore, and the Contractor and the Consultant will have an opportunity within 5 days to respond to such. Notwithstanding the foregoing, at the end of such response period the Company reserves the right to enforce the remedies as set forth above in this clause (g).

                  (h) Third-Party Beneficiary. The parties hereto acknowledge and agree that the subsidiary and parent companies of the Company are third-party beneficiaries to the terms of this Section 6 and may enforce the terms of this Agreement as they pertain to Section 6 to the full extent permitted by law and equity.

                  7. Notice. For purposes of this Agreement, notices and all other communications provided for in this Agreement will be in writing and will be deemed to have been duly given when delivered or mailed by United States registered mail or certified return receipt requested, postage prepaid, if to the Company, to its offices at One Gateway Center, 25th Floor, Newark, New Jersey 07102, attention: General Counsel and if to the Contractor or the

                                       5

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Consultant at the Contractor's last address of record, or to such other address as any party may have furnished to the other parties hereto in writing in accordance herewith, except that notice of change of address will be effective only upon receipt.

                  8. Binding Arbitration. Except for the relief provided for in
Section 6(f), any controversy or claim arising out of or relating to this Agreement, whether arising under federal, state, or local law and whether in contract or in tort and including any discrimination or common law claims, will be settled by arbitration under the auspices of the American Arbitration Association ("AAA") in New York, New York. The dispute will be submitted to a single arbitrator to be mutually agreed upon by the parties. If the parties cannot agree on a single arbitrator, each party will appoint one arbitrator who will then jointly appoint a single arbitrator. The arbitrator will give effect to applicable statutes of limitations. Any controversy concerning whether an issue is arbitrable will be determined by the arbitrator. Judgment upon the arbitration award may be entered in any court having jurisdiction. The prevailing party in any arbitration proceeding, as determined by the arbitrator, or in any proceeding with respect thereto as determined by the person presiding, will be entitled to receive from the non-prevailing party reasonable attorneys' fees and costs incurred by such prevailing party in connection therewith. In the event that there is no prevailing party, reasonable attorneys' fees and costs incurred by the parties will be allocated between them by the arbitrator.

                  9. Miscellaneous.

                  (a) Amendments, Waivers, Etc. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing by the Company and the Contractor. No waiver by any party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not expressly set forth in this Agreement and this Agreement will supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof and will supercede all prior agreements, negotiations, correspondence, undertakings and communications, oral or written, with respect to the subject matter hereof.

                  (b) Validity. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, which will remain in full force and effect. The parties intend that any offending provision will be enforced to the fullest extent to which it is enforceable, that any unenforceable portion thereof be severed from this Agreement, and that this Agreement, as modified to sever any such unenforceable portion, will be enforced to the fullest extent permitted by law.

                  (c) Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

                                       6

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                  (d) Independent Contractor Status. The parties hereto
acknowledge and agree that the Contractor and the Consultant will be independent contractors and not employees of the Company and that the amounts paid to the Contractor hereunder are not subject to federal, state or local tax withholdings. The Contractor will be responsible for all taxes incurred by the Contractor and the Consultant as a result of this Agreement and the Contractor and the Consultant will be responsible for and will maintain adequate records of expenses it will incur in the course of performing services hereunder and will be solely responsible for and will file, on a timely basis, tax returns and payments required to be filed with or made to any federal or state or local tax authority with respect to the performance of services hereunder. The Contractor and the Consultant agree to indemnify and hold the Company harmless from all liabilities, costs and expenses (including, but not limited to, attorney's fees) incurred by the Company as a result of the failure of the Contractor or the Consultant to be treated as an independent contractor by the Internal Revenue Service, the United States Department of Labor, or any other governmental authority.

                  (e) Headings. The headings contained in this Agreement are intended solely for convenience of reference and will not affect the rights of the parties to this Agreement.

                  (f) Governing Law. The validity, interpretation, construction, and performance of this Agreement will be governed by the laws of the State of New Jersey applicable to contracts entered into and performed in such State without regard to the choice of law provisions thereof.

                  If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

                                     Sincerely,

                                     COMPOST AMERICA HOLDING COMPANY, INC.


                                     By: /s/ Richard L. Franks
                                         -------------------------------------
                                         Name:  Richard L. Franks
                                         Title: Vice President and
                                                General Counsel

ACCEPTED AND AGREED:

CHADWICK PARTNERS, LLC

By: /s/ Christopher J. Daggett
    ---------------------------
Name:  Christopher J. Daggett
Title: President

ACCEPTED AND AGREED:

/s/ Christopher J. Daggett
----------------------------
Name:    Christopher J. Daggett
Address: 764 Easton Avenue, Suite 8
         Somerset, NJ 08873

                                       7

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                  STOCK OPTION AGREEMENT dated as of June 29, 2000 (the
"Agreement") among COMPOST AMERICA HOLDING COMPANY, INC., a Delaware corporation (the "Company"), CHADWICK PARTNERS, LLC (the "Contractor") and the other party signatory hereto (the "Consultant").

                  WHEREAS, Section 3 of the Consulting Agreement dated as of June 29, 2000 (the "Consulting Agreement") between the Company and the Contractor, provides for the granting to the Contractor of nonqualified stock options to purchase 3,200,000 shares of common stock, no par value, of the Company (the "Common Stock") upon the terms and conditions hereinafter set forth and set forth in the Consulting Agreement, and

                  WHEREAS, the Company intends that such options comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Internal Revenue Code of 1986, as amended;

                  NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

                  1. Confirmation of Grant of Options; Effectiveness. Pursuant to a determination by the Board of Directors of the Company (the "Board"), the Company hereby agrees to grant the Contractor, subject to the terms and conditions of this Agreement and the Consulting Agreement, the number of Commitment Options (as defined below) and Retention Options (as defined below) (the Commitment Options together with the Retention Options the "Options") specified in Section 3 of this Agreement. Each such Option shall entitle the Contractor to purchase, upon payment of the exercise price of each Option (the "Option Price") as set forth below, one share of Common Stock.

                  2. Certain Restrictions. None of the Options may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of. Any attempt to sell, transfer, assign, pledge or otherwise encumber or dispose of any Option contrary to the provisions of this Agreement, and any levy, attachment or similar process upon any Option shall be null and void and without effect, and the Board may, in its discretion, upon the happening of any such event, terminate the Options as of the date of such event.

                  3. Terms and Conditions of Options. The Options shall be granted in the following manner:

                  (a) Commitment Options. Effective as of the date hereof, the Company grants to the Contractor Options to purchase 1,200,000 shares of Common Stock (the "Commitment Options") at an Option Price of $ .01 per share. The Commitment Options are fully vested upon the date of grant.

                  (b) Retention Options. The Company shall grant to the Contractor additional Options to purchase 2,000,000 shares of Common Stock (the "Retention Options") in accordance with the following schedule:

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                           (i) 500,000 Retention Options shall be granted to the
         Contractor at an Option Price of $.25 per share within 30 days after the date the Per Share Market Price (as defined below) of the Common Stock is equal to $.50 per share.

                           (ii) 500,000 Retention Options shall be granted to the Contractor at an Option Price of $.40 per share within 30 days after the date the Per Share Market Price of the Common Stock is equal to $.75 per share.

                           (iii) 1,000,000 Retention Options shall be granted to the Contractor at an Option Price of $.80 per share within 30 days after the date the Per Share Market Price of the Common Stock is equal to $1.00 per share.

The Retention Options shall be vested upon the date of grant. For purposes of this Agreement "Per Share Market Price" shall mean the market price for a share of Common Stock determined based on a 10-day average closing price per share as reported on the O.T.C. Bulletin Board or other national market where the Common Stock is currently traded.

                  (c) Termination of Consultant's Services.

                           (i) In the event that the Consultant's services for the Company and its subsidiaries are terminated by the Company without Cause (as defined in the Consulting Agreement), Options that were vested as of the Date of Termination (as defined in the Consulting Agreement) will remain exercisable for a period of three years from such date.

                           (ii) In the event that the Consultant's services for the Company and its subsidiaries are terminated by the Contractor or Consultant, Options that were vested as of the Date of Termination will remain exercisable for a period of 180 days from such date.

                           (iii) In the event that the Consultant's services for the Company and its subsidiaries are terminated by the Company with Cause, all Retention Options whether or not vested and exercisable will terminate as of the Date of Termination.

                  (d) Retention Option Forfeiture. In the event of any breach of the provisions of clause (a), (b), (c) or (d) of Section 6 of the Consulting Agreement the Company may declare forfeited all unexercised Retention Options granted by the Company to the Contractor, whether or not such Retention Options have been vested. The Company is entitled to recover, and the Contractor will disgorge to the Company, any profits or proceeds acquired from Retention Options exercised within the twelve months preceding such breach.

                  (e) Notice of Exercise. Subject to Sections 3(f), 3(h) and 5(b) hereof, the Contractor may exercise any or all Options (to the extent not forfeited) by giving written notice to the General Counsel of the Company at its principal business office. The date of exercise of a Vested Option shall be the later of (i) the date on which the General Counsel of the Company receives such written notice or (ii) the date on which the conditions provided in Sections 3(f), 3(h) and 5(b) hereof are satisfied.

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


                  (f) Payment. Prior to the issuance of a certificate pursuant to Section 3(i) hereof evidencing shares of Common Stock, the Contractor shall have paid to the Company the Option Price of all Common Stock purchased pursuant to exercise of such Options, in cash or by certified or official bank check, and all applicable tax withholding obligations shall have been satisfied as provided in Section 5(b) of this Agreement.

                  (g) Shareholder Rights. Neither the Contractor nor the Consultant shall have rights as a shareholder with respect to any Common Stock issuable upon the exercise of an Option until a certificate or certificates evidencing such shares shall have been issued to the Contractor, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Contractor or the Consultant shall become the holder of record thereof.

                  (h) Limitation on Exercise.

                           (i) The Common Stock issued upon exercise of the Options shall be issued only to the Contractor. Each share certificate representing Common Stock purchased upon exercise of the Options shall bear a legend stating that the Common Stock evidenced thereby may not be sold or transferred except in compliance with the Securities Act of 1933, as amended (the "1933 Act") and the provisions of this Agreement. In the event of a transfer that is inconsistent with the restrictions on such legend, the certificate(s) may be made subject to a stop transfer order placed with the Company's transfer agent.

                           (ii) The Options shall not be exercisable unless and until (A) a registration statement under the 1933 Act has been duly filed and declared effective pertaining to the Common Stock subject to such Options and such Common Stock shall have been qualified under applicable state "blue sky" laws, or (B) the Board in its sole discretion determines that such registration and qualification is not required as a result of the availability of an exemption from such registration and qualification under such laws. The Company shall use all reasonable efforts to file a registration statement with the Securities and Exchange Commission (the "SEC") on Form S-8 with respect to the Common Stock subject to an Option on or prior to the date on which such Option becomes exercisable; provided, however, the Company shall be under no obligation to file a registration statement with the SEC with respect to such Common Stock subject to the Options unless and until the Company files a registration statement with the SEC with respect to the common stock of the Company owned by W-L Associates, LLC, a Delaware limited liability company. In the event the Company is unable to file a registration statement with respect to all of the common stock of the Company owned by W-L Associates, LLC and the Common Stock subject to the Options, the Company shall file a registration statement to register an amount of common stock of the Company owned by W-L Associates, LLC and the Common Stock subject to the Options in proportion to the fully diluted common stock share ownership of W-L

         Associates, LLC, Bentley King Associates and Chadwick Partners, LLC in the Company at the time of the filing of such registration statement. The Company shall have no obligation to issue any Common Stock pursuant to the exercise of an Option if the Company reasonably determines at the time of such exercise that the issuance of Common Stock at such time would violate applicable securities laws or violate then existing policies of the Company applicable to consultants of the Company or its Subsidiaries holding options to purchase Common Stock.

                  (i) Issuance of Certificate. As soon as practicable, but in no event later than 30 days following the exercise of any Options, a certificate evidencing the number of shares of Common Stock issued in connection with such exercise shall be issued in the name of, and delivered to, the Contractor.

                  4. Representations and Warranties. The Contractor and the Consultant are aware of and familiar with the restrictions imposed on the transfer of any Options. The Contractor and the Consultant represent that this Agreement has been duly executed and delivered to the Contractor and constitutes a legal, valid and binding agreement of the Contractor and the Consultant, enforceable against the Contractor and the Consultant in accordance with its terms, except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity. It shall be a further condition to the Company's obligation to issue and deliver to the Contractor certificates for Common Stock upon exercise of an Option that the Contractor deliver to the Company in writing a representation that the Contractor is exercising such Option for its own account and, unless the shares of Common Stock are then registered under the 1933 Act, for investment only and not with a view to distribution and that the Contractor will not make any sale, transfer or other disposition of any shares of Common Stock purchased except (i) pursuant to the registration thereof under the 1933 Act, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that the sale, transfer or other disposition may be made without registration, or (iii) pursuant to a "no-action" letter from the SEC. The Contractor and the Consultant have been advised and understand that the Common Stock must be held indefinitely unless the resale complies with provisions of the securities laws.

                  5. Miscellaneous.

                  (a) No Rights to Grants or Continued Status. Neither this Agreement nor any action taken or omitted to be taken hereunder or thereunder shall be deemed to create or confer on the Contractor or the Consultant any right to be retained in the service of the Company or any of its subsidiaries or affiliates, or to interfere with or to limit in any way the right of the Company or any of its subsidiaries or affiliates to terminate the services of the Contractor or the Consultant at any time. Any right to be retained in the services of the Company is set forth in the Consulting Agreement. The Contractor and the Consultant shall have no rights to the benefits conferred by the Options or to any Common Stock except to the extent the Options are exercised or such benefits are otherwise conferred by the terms of this Agreement. Termination of the Retention Options by reason of cessation of services shall not give rise to any claim for damages by the Contractor or the Consultant under this Agreement or the Consulting Agreement and shall be without prejudice to any rights or remedies which the Company or any of its subsidiaries or affiliates may have against the Contractor or the Consultant.

                  (b) Tax Withholding. The Company and its subsidiaries shall have the right to require the Contractor to remit to the Company, prior to the delivery of any certificates evidencing Common Stock pursuant to the exercise of an Option, any amount sufficient to satisfy any federal, state or local tax withholding requirements. With the consent of the Company in its sole discretion, prior to the Company's determination of such withholding liability, the Contractor may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold Common Stock that would otherwise be received by the Contractor. Such election may be denied by the Company in its sole discretion, or may be made subject to certain conditions specified by the Company, including, without limitation, conditions intended to avoid the imposition of liability against the Contractor under
Section 16(b) of the Exchange Act.

                  (c) No Restriction on Right of Company to Effect Corporate Changes. This Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (d) Notice of Intent to Exercise. Notwithstanding any other provision of this Agreement, the Company may, from time to time, require up to 30 days notice of the Contractor's intent to exercise all or a portion of the Options in order for the Company to comply with any applicable securities laws. The Company shall not be liable for any adverse change in the market value of the Common Stock during any such notice period.

                  6. Adjustment.

                  (a) The number of shares and price per share of Common Stock covered by any Option, and any other rights under any Option, shall be appropriately adjusted, as deemed appropriate by the Board (whose good faith determination shall be absolute and binding on the Contractor), to reflect any subdivision (stock split) or consolidation (reverse split) of the issued Common Stock, or any other recapitalization of the Company, or any business combination or other transaction involving the Company, which shall substantially affect the rights of holders of Common Stock. The Board shall provide for appropriate adjustment of the Options in the event of stock dividends or distributions of assets or securities of other companies owned by the Company to stockholders relating to Common Stock for which the record date is prior to the date the Common Stock purchased by exercise of the Options are issued or transferred, except that no such adjustment shall be made for stock dividends of 10% or less (cumulatively, in the aggregate) or for cash dividends.

                  (b) In the event of a change in the presently authorized Common Stock which is limited to a change of all of its presently authorized Common Stock into the same number of shares without par value, or any change of all of the then authorized Common Stock with par value into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be Common Stock for purposes hereof, and no change in the number of Common Stock covered by the Options or in the Option Price shall take place.

                  7. Survival; Assignment.

                  (a) All agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the issuance to the Contractor of the Options and the Common Stock and shall continue in full force and effect.

                  (b) The Company shall have the right to assign to any of its affiliates any of its rights, or to delegate to any of its affiliates any of its obligations, under this Agreement.

                  8. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Contractor, to the most recent mailing address that the Company has on record and, if to the Company, to its offices at One Gateway Center, 25th Floor, Newark, New Jersey 07102, attention: General Counsel. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

                  9. Option Term. The term of the Options shall be ten years beginning on the date of grant and no Option shall be exercisable following the expiration of its term.

                  10. Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

                  11. Source of Rights. This Agreement and the Consulting Agreement shall be the sole and exclusive source of any and all rights which the Contractor and the Consultant may have in respect of the Options as granted hereunder. In the event of any conflict between the provisions of the Consulting Agreement and of this Agreement, the provisions of the Consulting Agreement shall prevail.

                  12. Captions. The captions contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  13. Interpretation and Construction. The good faith interpretation and construction by the Board of any provision of this Agreement or any provision of the Consulting Agreement relating to the Options shall be final and conclusive and binding on the parties hereto.

                  14. Entire Agreement; Governing Law. This Agreement and the Consulting Agreement set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without reference to the choice of law provisions of New Jersey law.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Contractor and the Consultant have executed this Agreement, both as of the day and year first above written.


                                    COMPOST AMERICA HOLDING COMPANY, INC.


                                   By: /s/ Richard L. Franks
                                      -----------------------------------------
                                      Name:  Richard L. Franks
                                      Title: Vice President and General Counsel


                                   CHADWICK PARTNERS, LLC


                                   By /s/ Christopher J. Daggett
                                      ------------------------------------
                                      Name:  Christopher J. Daggett
                                      Title: President


                                   CONSULTANT

                                   /s/ Christopher J. Daggett
                                   ----------------------------------------
                                   Name:    Christopher J. Daggett
                                   Address: 764 Easton Avenue, Suite 8
                                            Somerset NJ, 08873